Exhibit 10.2

Joseph Stevens & Company, Inc.

59 Maiden Lane, 32nd Floor

New York, New York 10038

PLEASE READ CAREFULLY.

THE FOLLOWING RELATES TO YOUR PROPOSED INVESTMENT IN

DATATEC SYSTEMS, INC.

July ___, 2003

This Amendment (the "Amendment") hereby amends and supplements that certain Subscription Agreement (the "Subscription Agreement") relating to the offering (the "Offering") by Datatec Systems, Inc. (the "Company") of up to $4,900,000 worth of Unsecured Four-Year Convertible Notes and Warrants. This Amendment is being circulated for your review and signature in light of certain changes to the Company and the terms of the Offering since the initial distribution of the Subscription Agreement and that certain Confidential Private Placement Memorandum, dated June 6, 2003 (the "Memorandum").

After you have carefully reviewed this Amendment, please sign it and return it to Joseph Stevens & Company, Inc. with, if not already delivered, an executed Subscription Agreement, Purchaser Questionnaire and your subscription amount. The receipt of a signed copy of this Amendment by the Company is a prerequisite for acceptance of your subscription.

ACCORDINGLY, the following amendments are made to the Subscription Agreement.

1. The first paragraph of the Subscription Agreement is hereby amended by adding the following sentence as the last sentence appearing in such paragraph:

"Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company's Confidential Private Placement Memorandum, dated as of June 6, 2003, as amended or supplemented (together with all documents and filings attached thereto, the "Memorandum" or "PPM")."

2. Subsection 1(a) of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

"1. Sale and Purchase of Common Stock and Warrants.

(a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, (1) shares of the Company's common stock, $.001 par value per share (the "Common Stock") at a 10% discount to the Market Price of the Common Stock and (2) Warrants to purchase, at an exercise price equal to 130% of the Market Price, Common Stock equal to 50% of the Common Stock purchased by such Subscriber. (The Common Stock issued at Closing, the Warrants and the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver the shares of Common Stock and the Warrants against payment in U.S. Dollars by check, subject to collection, of the Purchase Price (as defined below)."

3. Subsection 1(c) of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

"(c) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $4,900,000 of Common Stock and Warrants which offering is being made on a "best efforts, all or none" basis as to the first $2,000,000 (the "Minimum Offering") and on "best efforts only" basis as to the remaining $2,900,000 (the "Maximum Offering"). Subscriber understands that payments hereunder as to the Minimum Offering will be held in an escrow account established by the Company, and released to the Company at Closing if the Minimum Offering is reached within the Offering Period. If the Minimum Offering is not reached within the Offering Period, the funds held therein will be returned to the Subscribers without interest or deduction. Subscriber also understands that all funds received hereunder after the Minimum Offering is reached will be made available to the Company at Closing."

4. Subsection 2(b) of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

"(b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Common Stock issued at Closing and the Common Stock underlying the Warrants (see Section 5 below)."

    Section 2 of the Subscription Agreement is hereby amended by adding the following subsections after subsection 2(w):

"(x) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the PPM and this Subscription Agreement.

(y) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the PPM or in this Subscription Agreement.

(z) Subscriber represents and warrants, to the best of its knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(aa) Subscriber represents and warrants that he/she/it has no open position in the Company's Common Stock and is aware of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997):

A.65. Section 5

An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

(bb) Subscriber represents and warrants that he/she/it has complied with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, including Regulation M, and applicable state securities laws.

(cc) Subscriber has carefully read and accurately completed the NASD Questionnaire attached hereto as Exhibit A."

5. Subsection 5(a) of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

"(a) The Company will be obligated to file a registration statement covering the resale of such shares immediately following the Closing of this Offering. The Company will be obligated to use its commercially reasonable efforts to cause the SEC to declare such registration statement effective within 90 days of the Closing of this Offering."

6. Subsection 5(c) of the Subscription Agreement is hereby amended by adding the following language after the word "therein" at the end of the second to last sentence in the subsection:

"and the use of an outdated or defective prospectus after the Company has notified such Holder in writing that said prospectus is outdated or defective."

7. Subsection 5(d) of the Subscription Agreement is hereby amended by adding the following language after the word "thereto" at the end of the last sentence in the subsection:

"or arise as a result of the use of an outdated or defective prospectus after the Company has notified such Holder in writing that said prospectus is outdated or defective."

8. Subsection 6(e) of the Subscription Agreement is hereby amended by deleting the word "Delaware" and replacing it with "New York."

9. Subsection 6(g) of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

"(g) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(h) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(i) This Subscription Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument."

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[please complete the signature page that follows]

YOUR SIGNATURE BELOW WILL EVIDENCE: (I) THAT YOU HAVE RECEIVED AND CAREFULLY REVIEWED THIS AMENDMENT AND ALL INFORMATION CONTAINED HEREIN, (II) YOUR AGREEMENT TO BE BOUND BY THE ADDITIONAL TERMS AND CONDITIONS SET FORTH ABOVE, AND (III) YOUR AGREEMENT TO SUBSCRIBE FOR AND PURCHASE THE SECURITIES OFFERED BY THE COMPANY ON THE TERMS AND INFORMATION CONTAINED IN THE SUBSCRIPTION AGREEMENT AS AMENDED AND SUPPLEMENTED HEREBY.

Except as amended or supplemented hereby, the Subscription Agreement shall remain unchanged and in full force and effect. This Amendment shall be binding upon the undersigned and his or her successors, heirs, personal representatives and assigns.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date indicated below.

FOR INDIVIDUALS:

________________________________

Print or Type Name

________________________________ __________________________

Signature Date

FOR PARTNERSHIPS, CORPORATIONS OR OTHER ENTITIES:

________________________________

Print or Type Name of Entity

________________________________

Print or Type Name and Indicate

Title or Position with Entity

________________________________ __________________________

Signature Date

Exhibit A

Name:

NASD QUESTIONNAIRE

For

Selling Stockholders Of

DATATEC SYSTEMS, INC.

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS QUESTIONNAIRE.

    READ ALL DEFINITIONS ON PAGES 2 AND 3 BEFORE ANSWERING ANY QUESTIONS.
    EVERY PERSON MUST ANSWER QUESTIONS 1 THROUGH 6 AND SIGN THIS QUESTIONNAIRE.

    If you have any questions regarding this questionnaire, please call Richard Leu, of Olshan Grundman Frome Rosenzweig & Wolosky LLP, at (212) 451-2225.

  DEFINITIONS FOR NASD QUESTIONNAIRE
Affiliate:

  An Affiliate of any person (for purposes hereof a "person" includes a partnership, corporation or other legal entity such as a trust or estate) is a person which controls, is controlled by or is under common control with such person. For purposes of this definition:

  (i) a person should be presumed to control a Member of the NASD if the person beneficially owns 10% or more of the outstanding voting securities of a Member of the NASD which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member of the NASD which is partnership;

  (ii) a Member of the NASD should be presumed to control a person if the Member of the NASD and Persons Associated With the Member of the NASD beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership; and

(iii) a person should be presumed to be under common control with a Member of the NASD if:

  (1) the same person controls both the Member of the NASD and such person by beneficially owning 10% or more of the outstanding voting securities of the Member of the NASD and other such person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of the Member of the NASD and other such person which is a partnership; or

  (2) a person having the power to direct or cause the direction of the management or policies of the Member of the NASD also has the power to direct or cause the direction of the management or policies of the other entity in question.

Immediate Family:

  The "Immediate Family" of any person, including an employee of or Person Associated With A Member, includes the parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of such person or any other individual who is supported, directly or indirectly, to a material extent by such person.

Member of the NASD:	A "Member of the NASD" is any broker or dealer admitted to membership in the NASD.
NASD:	The National Association of Securities Dealers, Inc.
Person Associated with a Member of the NASD:

  A "Person Associated with a Member of the NASD" is every sole proprietor, partner, officer, director or branch manager of any Member of the NASD, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such Member of the NASD (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

    State whether you or any of your Affiliates or any members of your Immediate Family are a Member of the NASD;

      □ Yes □ No

      a Person Associated with a Member of the NASD; or

      □ Yes □ No

      an Affiliate of a Member of the NASD.

    □ Yes □ No

    State whether you or any of your Affiliates own stock or other securities of any Member of the NASD or an Affiliate of a Member of the NASD.

    □ Yes □ No

    State whether you or any of your Affiliates have made a subordinated loan to any Member of the NASD.

    □ Yes □ No

    If you marked "Yes" to any of the questions above, please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, immediate family, etc.).

    Please identify any of the following relationships you have with any Member of the NASD.

None	□
Advisor	□
Officer	□
Director	□
Trustee	□
Founder	□
Registered Representative	□
5% Stockholder	□
Employee	□
Immediate Family	□
Broker/Dealer	□
Promoter	□
Consultant	□
Finder	□
Bridge Lender	□
General Partner	□
Limited Partner	□
Equity Investor	□
Client or Customer	□
Subordinated Debt Holder	□
Other	□

    Please describe the nature of any relationship identified above. For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with such Member of the NASD. Identify the Member of the NASD:

    State whether you have any oral and/or written agreements with any Member of the NASD or Person Associated With a Member of the NASD concerning the disposition of your securities of Datatec Systems, Inc.

□ Yes □ No

If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

□ Yes □ No

CONCLUDING STATEMENT

I understand that this information shall be used in connection with the Registration Statement (the "Registration Statement") filed by the company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering the resale by certain stockholders, including me, of securities of the company.

I will promptly notify you of any changes in such information which may occur subsequent hereto and prior to the effective date of the Registration Statement. I understand and agree that this Questionnaire, as completed by me, and my further communications regarding the matters contemplated herein, will be relied upon by the company, and its counsel in connection with obtaining clearance for the offering from the SEC.

I understand that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the company, to each officer and director of the company signing the Registration Statement and other persons signing such document. I will notify you and the company of any such misstatement of a material fact in the Registration Statement or any amendment thereto related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the Registration Statement or any such amendment thereto has been provided to me.
Date:
	(Sign Name)	(Print Name and Title)